Exhibit 4.1

NUMBER

HGG

SHARES

# hhgregg, inc.

COMMON STOCK

THIS CERTIFICATE IS TRANSFERABLE IN CLEVELAND, OH

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

CUSIP 42833L 10 8

SEE REVERSE FOR CERTAIN DEFINITIONS

This Certifies that

is the registered owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF THE PAR VALUE $0.0001 EACH OF

**hhgregg, inc.** transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile signatures of the Corporation's duly authorized officers.

Dated:

SECRETARY

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED
NATIONAL CITY BANK
(CLEVELAND, OHIO) TRANSFER AGENT AND REGISTRAR,

BY

AUTHORIZED SIGNATURE

| AMERICAN BANK NOTE COMPANY<br>711 ARMSTRONG LANE<br>COLUMBIA, TENNESSEE 38401<br>(931) 388-3003 | PRODUCTION COORDINATOR: TODD DeROSSETT 931-490-1720<br>PROOF OF: JUNE 6, 2007<br>HHGREGG, INC.<br>TSB 27121 FC |
|---|---|
| SALES: PATRICK SHEERIN 773-523-8171 | OPERATOR: AP/RM/JH |
| 7 / LIVE JOBS / H / HHGREGG 27121 FC | Rev. 3 |

COLORS SELECTED FOR PRINTING: Logo prints in PMS 200 and PMS 137. Intaglio prints in SC-13 red.

COLOR: This proof was printed from a digital file or artwork on a graphics quality, color laser printer. It is a good representation of the color as it will appear on the final product. However, it is not an exact color rendition, and the final printed product may appear slightly different from the proof due to the difference between the dyes and printing ink.

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: ____ OK AS IS ____ OK WITH CHANGES ____ MAKE CHANGES AND SEND ANOTHER PROOF

A statement in full of the relative rights, interests, preferences and restrictions of each class of stock which, at the time of issuance of this certificate, the Corporation is authorized to issue as set forth in the Certificate of Incorporation, as amended, of the Corporation will be furnished without charge to any shareholder upon written request. Such request may be made to the office of the Secretary of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

| | |
|---|---|
| TEN COM – as tenants in common | UNIF GIFT MIN ACT– ________ Custodian ________ |
| TEN ENT – as tenants by the entireties | (Cust) (Minor) |
| JT TEN – as joint tenants with right of survivorship and not as tenants in common | under Uniform Gifts to Minors Act ________ (State) |

Additional abbreviations may also be used though not in the above list.

*For value received,* ________ *hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

________________

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

________________ *Shares*

*represented by the within Certificate, and do hereby irrevocably constitute and appoint* ________________

*Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.*

*Dated,* ________

X ________________
(SIGNATURE)

X ________________
(SIGNATURE)

ABOVE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION SUCH AS A SECURITIES BROKER/DEALER, COMMERCIAL BANK & TRUST COMPANY, SAVINGS AND LOAN ASSOCIATION OR A CREDIT UNION PARTICIPATING IN A MEDALLION PROGRAM APPROVED BY THE SECURITIES TRANSFER ASSOCIATION, INC.

| | |
|---|---|
| AMERICAN BANK NOTE COMPANY<br>711 ARMSTRONG LANE<br>COLUMBIA, TENNESSEE 38401<br>(931) 388-3003 | PRODUCTION COORDINATOR: TODD DeROSSETT 931-490-1720<br>PROOF OF: JUNE 6, 2007<br>HHGREGG, INC.<br>TSB 27121 BK |
| SALES: PATRICK SHEERIN 773-523-8171 | OPERATOR: AP/JH |
| 7 / LIVE JOBS / H / HHGREGG 27121 BK | Rev. 1 |

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: ____ OK AS IS ____ OK WITH CHANGES ____ MAKE CHANGES AND SEND ANOTHER PROOF